              ------------------------------------------------------------------
                                                    SALOMON BROTHERS

                                                    WORLDWIDE INCOME FUND INC

                                                   SEMI-ANNUAL REPORT
                                         ---------------------------------------
                                                   APRIL 30, 1997

                                           -------------------------------------
                                               SALOMON BROTHERS ASSET MANAGEMENT

                                               ---------------------------------

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

June 20, 1997

Dear Shareholders:

We are pleased to provide this semi-annual report for the Salomon Brothers Worldwide Income Fund Inc (the "Fund") as of April 30, 1997. Included are a market commentary, a statement of the Fund's investments as of April 30, 1997 and financial statements for the six months ended April 30, 1997.

During the six months ended April 30, 1997, the net asset value of the Fund increased from $15.25 per share as of October 31, 1996, to $16.18 per share as of April 30, 1997. Dividends of $0.7725 per share were declared during the period. Assuming that these dividends were reinvested in additional shares of the Fund, the net asset value return for the six months ended April 30, 1997, was 11.35%. During the same period, the Salomon Brothers Brady Bond Index, which we use as a measure of the return of the overall market for emerging markets debt, returned 11.50%.

Investments in securities of emerging markets issuers, including both obligations of sovereign governments and corporate issuers, totaled approximately 98% of total investments at April 30, 1997. The remainder of the Fund's long-term portfolio assets was invested in U.S. high-yield corporate bonds.

EMERGING MARKETS

Emerging markets posted monthly gains in five of the past six months, continuing the strong performance of 1996. The positive economic and political settings in many key countries, combined with favorable market conditions and attractive yields, have encouraged investors to increase their allocations in this sector. The upgrading by Standard & Poor's, based on a change of rating methodology, of 12 Argentine corporates to investment grade had a positive impact on the market, as did the victory of the pro-reform UDF party in Bulgaria and the Peruvian Government's resolution of the hostage crisis. In addition, prospects for economic growth in Latin America are especially bright. Annual GDP growth rates of 4%-6% are expected over the next two years. In Russia, the Government's reform efforts have been well-received by the market, and the tax collection problems, which have restrained economic growth in the past, are being addressed.

HIGH-YIELD MARKET

The U.S. high-yield market posted a strong performance in the six months ended April 30, 1997, buoyed by both fundamental and technical factors. The combination of solid economic growth and low inflation served to improve credit among a broad spectrum of issuers. In addition, money flows into high-yield mutual funds continued at a healthy pace and created strong demand for new issues. And, despite some widening of spreads to Treasuries in March and April, spreads contracted by 40 basis points for the six-month period. Outperformers over this period include single B-rated issues and bonds in the leisure/lodging, banking, utilities and manufacturing industries. Groups that underperformed the market included CCC-rated issuers and bonds in the publishing, restaurants, containers and healthcare industries.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

ANNUAL SHAREHOLDERS MEETING

The Fund held its annual meeting of shareholders on February 25, 1997. At the meeting, shareholders elected the nominees proposed for election to the Fund's Board of Directors and ratified the selection of Price Waterhouse LLP as the independent accountants of the Fund. The following table provides information concerning the matters voted on at the meeting:

     1. Election of Directors

              NOMINEES                 VOTES FOR       VOTES WITHHELD
    ------------------------------------------------------------------
    Thomas W. Brock                    11,432,495          363,616
    Charles F. Barber                  11,431,812          364,299

     2. Ratification of Price Waterhouse LLP as the Independent Accountants of the Fund

              VOTES FOR              VOTES AGAINST     VOTES ABSTAINED
    ------------------------------------------------------------------
    11,361,129                            272,279          162,703

                              *     *     *

In a continuing effort to provide timely information concerning the Fund, shareholders may call 1-888-777-0102 (a toll-free number), Monday through Friday from 8:00 am to 6:00 pm EST for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Salomon Brothers Worldwide Income Fund stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

All of us at Salomon Brothers Asset Management appreciate the confidence you have demonstrated in the past and hope to continue to serve you in future years.

                                                    Sincerely,

                                                    /s/ MICHAEL S. HYLAND
                                                    -----------------------
                                                    MICHAEL S. HYLAND
                                                    Chairman and President

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS

April 30, 1997 (unaudited)

        PRINCIPAL
         AMOUNT                                                                                         VALUE
          (000)                                 SOVEREIGN BONDS -- 82.2%                               (NOTE 2)
   -----------------------------------------------------------------------------------------------------------

                          ARGENTINA -- 5.9%
 US$      18,500+         Republic of Argentina, Par Bond, 5.50%, 3/31/23*.....................      $ 12,071,250
                                                                                                     ------------
                          BRAZIL -- 21.0%
          43,781+         Federal Republic of Brazil, C Bond, 8.00%, 4/15/14**.................        33,164,391
           6,000          Federal Republic of Brazil, Investment (Exit) Bond, 6.00%, 9/15/13...         4,387,800
           6,500+         Federal Republic of Brazil, NMB, Series L, 6.9375%, 4/15/09*.........         5,525,000
                                                                                                     ------------
                                                                                                       43,077,191
                                                                                                     ------------
                          COSTA RICA -- 4.1%
          10,000+         Costa Rica, Principal Bond, Series B, 6.25%, 5/21/15.................         8,275,000
                                                                                                     ------------
                          ECUADOR -- 12.0%
          40,961+         Republic of Ecuador, PDI Bond, 6.4375%, 2/27/15*(,)**................        24,576,532
                                                                                                     ------------
                          HUNGARY -- 4.1%
           8,000+         National Bank of Hungary, 8.875%, 11/1/13............................         8,350,000
                                                                                                     ------------
                          MEXICO -- 6.5%
             630          United Mexican States, Global Bond, 11.50%, 5/15/26..................           667,800
                          United Mexican States, Par Bond, Series A, 6.25%, 12/31/19 (including
           6,550+           6,550,000 rights)..................................................         4,740,562
                          United Mexican States, Par Bond, Series B, 6.25%, 12/31/19 (including
          11,000            11,000,000 rights).................................................         7,961,250
                                                                                                     ------------
                                                                                                       13,369,612
                                                                                                     ------------
                          PANAMA -- 6.2%
           6,500+         Republic of Panama, IRB, 3.50%, 7/17/14*.............................         4,777,500
           9,449+         Republic of Panama, PDI Bond, 6.5625%, 7/17/16*(,)**.................         7,961,198
                                                                                                     ------------
                                                                                                       12,738,698
                                                                                                     ------------
                          PERU -- 4.0%
           9,000          Republic of Peru, FLIRB, 3.25%, 3/7/17*..............................         4,871,250
           5,500          Republic of Peru, PDI Bond, 4.00%, 3/7/17*(,#).......................         3,300,000
                                                                                                     ------------
                                                                                                        8,171,250
                                                                                                     ------------
                          POLAND -- 4.8%
          12,201          Republic of Poland, PDI Bond, 4.00%, 10/27/14*(,w)...................         9,882,810
                                                                                                     ------------
                          RUSSIA -- 0.1%
             250          Russia, IAN, 12/31/15(A).............................................           173,750
                                                                                                     ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

April 30, 1997 (unaudited)

        PRINCIPAL
         AMOUNT                                                                                         VALUE
          (000)                                SOVEREIGN BONDS (CONCLUDED)                             (NOTE 2)
   -----------------------------------------------------------------------------------------------------------
                          SOUTH AFRICA -- 0.6%
ZAL        6,000          Republic of South Africa Notes, 12.00%, 2/28/05......................      $  1,179,059
                                                                                                     ------------
                          URUGUAY -- 1.2%
 US$       2,500+         Uruguay, DCB, Series B, 6.50%, 2/18/07*..............................         2,462,500
                                                                                                     ------------
                          VENEZUELA -- 11.7%
           5,000          Republic of Venezuela, DCB, Series DL, 6.50%, 12/18/07*..............         4,421,875
          13,810+         Republic of Venezuela, FLIRB, Series A, 6.75%, 3/31/07*..............        12,066,071
           5,714+         Republic of Venezuela, FLIRB, Series B, 6.75%, 3/31/07*..............         4,992,857
                          Republic of Venezuela, Par Bond, Series A, 6.75%, 3/31/20
           3,500            (including 17,500 warrants)........................................         2,535,312
                                                                                                     ------------
                                                                                                       24,016,115
                                                                                                     ------------

                          TOTAL SOVEREIGN BONDS (cost $142,693,755)............................       168,343,767
                                                                                                     ------------
                          LOAN PARTICIPATIONS++ -- 27.0%
-----------------------------------------------------------------------------------------------------------
                          The People's Democratic Republic of Algeria,
          10,250            Tranche A, 6.91%, 9/4/06* (Chase Manhattan)........................         8,251,250
           2,000            Tranche 3, 6.50%, 3/4/10* (Chase Manhattan)........................         1,370,000
                          Republic of Jamaica,
             444            Tranche A, 6.625%, 10/15/00* (Chase Manhattan).....................           426,634
                          Kingdom of Morocco,
          11,850+           Tranche A, 6.375%, 1/1/09* (Merrill Lynch, J P Morgan).............        10,361,344
          12,353            Tranche B, 6.375%, 1/1/04* (Morgan Stanley, Bankers Trust).........        12,283,456
                          Russia,
                            Bank for Foreign Economic Affairs, Vnesheconombank, Floating Rate,
          28,000            12/31/25 (B) (Chase Manhattan, ING)................................        22,540,000
                                                                                                     ------------

                          TOTAL LOAN PARTICIPATIONS (cost $53,450,332).........................        55,232,684
                                                                                                     ------------
                                                 CORPORATE BONDS -- 4.4%
   -----------------------------------------------------------------------------------------------------------
                          Canada,
 C$        3,000+           Rogers Cable Systems, 9.65%, 1/15/14...............................         2,094,147
                          Mexico,
 US$       2,000+           Grupo Industrial Durango, 12.00%, 7/15/01..........................         2,150,000

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (concluded)

April 30, 1997 (unaudited)

        PRINCIPAL
         AMOUNT                                                                                         VALUE
          (000)                                CORPORATE BONDS (CONCLUDED)                             (NOTE 2)
   -----------------------------------------------------------------------------------------------------------
                          United States,
                            Jordan Industries, Inc., Zero Coupon until 4/1/02 (11.75%
 US$       4,825              thereafter), 4/1/09(#)...........................................      $  2,533,209
           1,000            Remington Product Co. LLC, 11.00%, 5/15/06.........................           850,000
           1,562+           Venture Holdings Trust, 9.75%, 4/1/04..............................         1,452,660
                                                                                                     ------------

                          TOTAL CORPORATE BONDS (cost $9,506,143)..............................         9,080,016
                                                                                                     ------------
                          REPURCHASE AGREEMENT -- 1.7%
-----------------------------------------------------------------------------------------------------------
                          Union Bank of Switzerland, 5.30%, cost $3,425,000, dated 4/30/97,
                            $3,425,504 due 5/1/97, (collateralized by $2,414,000, 11.25%, U.S.
           3,425            Treasury Bonds due 2/15/15, valued at $3,494,265)..................         3,425,000
                                                                                                     ------------

                          TOTAL INVESTMENTS -- 115.3% (cost $209,075,230)......................       236,081,467
                                                                                                     ------------

                          LIABILITIES IN EXCESS OF OTHER ASSETS -- (15.3%).....................       (31,349,262)
                                                                                                     ------------
                          NET ASSETS -- 100.0%
                          (equivalent to $16.18 per share on 12,657,133 common shares
                          outstanding).........................................................      $204,732,205
                                                                                                      ===========

--------------------------------------------------------------------------------

  * Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.

 ** Payment-in-kind security for which part of the interest earned is capitalized as additional principal.

  + All or a portion of this security is segregated as collateral pursuant to a loan agreement.

 ++ Loan Participation Notes were acquired through the financial institutions indicated parenthetically.

 # Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

 W Security valued at $9,882,810 as of April 30, 1997 was segregated to be available for the purchase of a "when and if issued" security with a total cost of $134,375.

(A) "When and if issued" security issued pursuant to Russia's Brady Plan debt restructuring. The Investment Adviser believes that this restructuring will be completed and finalized and that the related Brady Bonds will be issued. Accordingly, the Fund has marked-to-market its investment in this security at April 30, 1997.

(B) Non-income producing. Security is currently in default.

    DCB     --  Debt Conversion Bond.
    FLIRB   --  Front Loaded Interest Reduction Bond.
    IAN     --  Interest in Arrears Note.
    IRB     --  Interest Reduction Bond.
    NMB     --  New Money Bond.
    PDI     --  Past Due Interest.
    ZAL     --  South African Rand.

                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

April 30, 1997 (unaudited)

ASSETS
Investments, at value (cost -- $209,075,230).................................................   $236,081,467
Cash.........................................................................................            854
Receivable for investments sold..............................................................     37,414,664
Interest receivable..........................................................................      3,149,717
Deferred organization expenses and other assets..............................................         59,576
                                                                                                ------------
        Total assets.........................................................................    276,706,278
                                                                                                ------------
LIABILITIES
Payable for investments purchased............................................................      9,714,757
Loan payable (Note 5)........................................................................     60,000,000
Loan interest payable (Note 5)...............................................................      1,915,522
Accrued expenses.............................................................................        174,833
Advisory fee payable.........................................................................        134,567
Administration fee payable...................................................................         34,394
                                                                                                ------------
        Total liabilities....................................................................     71,974,073
                                                                                                ------------
NET ASSETS
Common Stock ($.001 par value, authorized 100,000,000 shares; 12,657,133 shares
  outstanding)...............................................................................         12,657
Additional paid-in capital...................................................................    176,709,696
Undistributed net investment income..........................................................      1,118,881
Accumulated net realized loss on investments.................................................       (113,958)
Net unrealized appreciation on investments and foreign currency translation..................     27,004,929
                                                                                                ------------
        Net assets...........................................................................   $204,732,205
                                                                                                ------------
NET ASSET VALUE PER SHARE ($204,732,205 / 12,657,133 shares).................................   $      16.18
                                                                                                ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------------------------------------------
STATEMENT OF OPERATIONS

For the Six Months Ended April 30, 1997 (unaudited)

NET INVESTMENT INCOME
    INCOME
        Interest (includes discount accretion of $3,333,077)......................                 $13,979,554
    EXPENSES
        Investment advisory fees..................................................   $  909,575
        Administration fees.......................................................      151,596
        Custodian's fees and expenses.............................................       76,309
        Reports to shareholders...................................................       51,572
        Audit fees and expenses...................................................       32,728
        Accounting fees...........................................................       29,753
        Legal fees and expenses...................................................       25,785
        Transfer agent's fees and expenses........................................       24,999
        Directors' fees...........................................................       20,332
        Registration fees.........................................................       12,031
        Amortization of organization expenses.....................................       10,992
        Miscellaneous.............................................................        3,020
                                                                                     ----------
    Total operating expenses......................................................    1,348,692
        Loan interest expense (Note 5)............................................    1,980,013
                                                                                     ----------
    Total expenses................................................................                   3,328,705
                                                                                                   -----------
    Net investment income.........................................................                  10,650,849
                                                                                                   -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
    Net realized gain on:
        Investment transactions...................................................                  13,415,150
        Foreign currency transactions.............................................                       1,829
                                                                                                   -----------
                                                                                                    13,416,979
                                                                                                   -----------
    Net change in unrealized appreciation/depreciation on:
        Investments...............................................................                  (2,570,126)
        Foreign currencies........................................................                      (1,476)
                                                                                                   -----------
                                                                                                    (2,571,602)
                                                                                                   -----------
    Net gain on investments and foreign currency transactions.....................                  10,845,377
                                                                                                   -----------
    NET INCREASE IN NET ASSETS FROM OPERATIONS....................................                 $21,496,226
                                                                                                   -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS

For the Six Months Ended April 30, 1997 (unaudited)

INCREASE (DECREASE) IN CASH
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
    Sales of short-term portfolio investments, net..........................................   $  14,995,000
    Purchases of long-term portfolio investments............................................    (206,938,672)
    Proceeds from disposition of long-term portfolio investments and principal paydowns.....     196,099,809
                                                                                               -------------
                                                                                                   4,156,137
    Net investment income...................................................................      10,650,849
    Accretion of discount on investments....................................................      (3,333,077)
    Interest on payment-in-kind bonds.......................................................      (1,945,379)
    Amortization of organization expenses...................................................          10,992
    Net change in receivables/payables related to operations................................         238,698
                                                                                               -------------
        Net cash flows provided by operating activities.....................................       9,778,220
                                                                                               -------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
    Cash dividends paid.....................................................................      (9,777,644)
                                                                                               -------------
Net increase in cash........................................................................             576
Cash at beginning of period.................................................................             278
                                                                                               -------------
Cash at end of period.......................................................................   $         854
                                                                                               -------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                                  ENDED
                                                                              APRIL 30, 1997       YEAR ENDED
                                                                               (UNAUDITED)      OCTOBER 31, 1996
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net investment income..................................................    $ 10,650,849       $ 25,167,683
    Net realized gain on investments and foreign currency transactions.....      13,416,979          6,399,595
    Net change in unrealized appreciation/depreciation on investments and
      foreign currencies...................................................      (2,571,602)        43,942,559
                                                                               ------------       ------------
    Net increase in net assets from operations.............................      21,496,226         75,509,837
DIVIDENDS
    Dividends from net investment income...................................      (9,777,644)       (18,036,443)
                                                                               ------------       ------------
    Total increase.........................................................      11,718,582         57,473,394
NET ASSETS
    Beginning of period....................................................     193,013,623        135,540,229
                                                                               ------------       ------------
    End of period (includes undistributed net investment income of
      $1,118,881 and $243,740, respectively)...............................    $204,732,205       $193,013,623
                                                                               ------------       ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(unaudited)

NOTE 1. ORGANIZATION

The Salomon Brothers Worldwide Income Fund Inc (the "Fund") was incorporated in Maryland on October 21, 1993 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund commenced operations on December 31, 1993. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield foreign sovereign debt securities and high-yield non-U.S. and U.S. corporate debt securities. As a secondary objective, the Fund seeks capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITIES VALUATION.   In valuing the Fund's assets, all securities for which
market quotations are readily available are valued (except as described below)
(i) at the last sales price prior to the time of determination if there were a sales price on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales price on such date and bid and asked quotations are available and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded sovereign bonds are typically traded internationally in the over-the-counter market and will be valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by the Board of Directors.

REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy that its custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(unaudited)

collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FOREIGN CURRENCY TRANSLATION.   The books and records of the Fund are maintained
in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities -- at the 12:00 noon rate of exchange reported by Reuters;

(ii) purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

Net realized gains on foreign currency transactions represent net foreign exchange gains from disposition of foreign currency, gains or losses realized between the trade and settlement dates on security transactions, and the difference between amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currency translation.

FORWARD CURRENCY CONTRACTS.   A forward currency contract ("forward contract")
is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contracts are valued on each valuation date at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

CASH FLOW INFORMATION.   The Fund invests in securities and distributes
dividends and distributions from net investment income and from net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(unaudited)

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations. For the six months ended April 30, 1997, the Fund paid interest expense of $2,024,478.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME.   Securities transactions are
recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Fund accretes discount on securities purchased using the effective interest method.

TAXES.   It is the Fund's intention to continue to meet the requirements of the
Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS.   The Fund declares and pays dividends monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards will be distributed annually. Dividends are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains.

DEFERRED ORGANIZATION EXPENSES.   A total of $116,182 was incurred in connection
with the organization of the Fund. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

NOTE 3. MANAGEMENT AND ADMINISTRATION FEES AND OTHER TRANSACTIONS

The Fund has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc (the "Adviser"), an indirect wholly-owned subsidiary of Salomon Inc, pursuant to which the Adviser acts as the Fund's investment adviser and is responsible for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities. The Fund pays the Adviser a monthly fee for its advisory services at an annual rate of .90% of the value of the Fund's average weekly net assets.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(unaudited)

Through August 31, 1995, the Fund also had an Administration Agreement with Prudential Mutual Fund Management, Inc. (the "Administrator"), pursuant to which the Administrator performed administrative services necessary for the operation of the Fund. The Fund paid the Administrator a monthly fee for its administration services at an annual rate of .15% of the value of the Fund's average weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million.

Effective September 1, 1995, the Administration Agreement was amended to provide for the appointment of the Adviser as Administrator and Prudential Mutual Fund Management, Inc. as Sub-administrator (the "Sub-administrator"). Under the amended Agreement, the Fund pays the Administrator a monthly fee at an annual rate of .15% of the value of the Fund's average weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator eighty percent of such fees collected for its services.

At April 30, 1997, the Adviser owned 8,474 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Adviser.

The Fund pays each Director not affiliated with the Adviser a fee of $5,000 per year, a fee of $700 for attendance at each in-person meeting, a fee of $100 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

NOTE 4. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 1997 aggregated $208,780,616 and $213,961,834, respectively.

The federal income tax basis of the Fund's investments at April 30, 1997 was substantially the same as the basis for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $27,006,237 (gross unrealized appreciation -- $29,118,728; gross unrealized depreciation -- $2,112,491).

During the year ended October 31, 1996, the Fund utilized capital loss carryforwards for federal income tax purposes of $12,517,812. The Fund has a remaining capital loss carryforward as of October 31, 1996 of $12,954,095 which expires in 2003. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 5. BANK LOAN

The Fund borrowed $60,000,000 pursuant to a secured term loan agreement (the "Loan") with Morgan Guaranty Trust Company of New York. The Loan agreement was renewed on

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(unaudited)

November 6, 1996 at an interest rate of 6.5625%, which is equal to six-month LIBOR plus 1.375% and the maturity date is May 6, 1997. Interest is payable upon maturity. In accordance with the terms of the Loan, the Fund must maintain a level of collateral to debt of between 175-225%. The collateral for the Loan was valued at $118,445,134 on April 30, 1997 and is being held in a segregated account by the Fund's custodian.

The net asset value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

NOTE 6. LOAN PARTICIPATIONS

The Fund invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreements relating to the loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

NOTE 7. CREDIT AND MARKET RISK

The yields of emerging market debt obligations and high yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. At April 30, 1997, the Fund has a concentration of credit risk in sovereign debt of emerging market countries.

Investing in foreign securities may also involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(unaudited)

governmental supervision and regulation of foreign securities markets and the risks of loss from currency devaluations and other exchange rate fluctuations.

NOTE 8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of April 30, 1997, the Fund did not have any outstanding forward contracts.

Consistent with its objective to seek high current income, the Fund invests in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal or interest is greater.

NOTE 9. EVENTS SUBSEQUENT TO APRIL 30, 1997

Subsequent to April 30, 1997, the Board of Directors of the Fund declared dividends of $.11875 per common share payable May 30, 1997 and June 30, 1997 to shareholders of record on May 13, 1997 and June 17, 1997, respectively.

The Loan Agreement with Morgan Guaranty Trust Company was renewed on May 6, 1997 at an interest rate of 6.50%, which is equal to six-month LIBOR plus 1.375%, and the maturity date is November 6, 1997.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
                              (concluded)

NOTE 10. QUARTERLY DATA (UNAUDITED)

                                                                           NET REALIZED AND
                                                                         CHANGE IN UNREALIZED           NET INCREASE
                                                                          GAINS (LOSSES) ON          (DECREASE) IN NET
                                                   NET INVESTMENT          INVESTMENTS AND         ASSETS RESULTING FROM
                                                       INCOME             FOREIGN CURRENCIES             OPERATIONS
                                                    -----------             --------------             --------------
                                    TOTAL                      PER                       PER                        PER
        QUARTERLY PERIOD            INCOME         AMOUNT     SHARE        AMOUNT       SHARE         AMOUNT       SHARE
      ---------------------------------------------------------------------------------------------------------------------
December 31, 1993*
 to January 31, 1994............  $  855,302     $  666,958   $.053     $    651,408   $  .051     $  1,318,366   $  .104
February 1, 1994
 to April 30, 1994..............   3,755,934      3,068,100    .242      (30,047,353)   (2.374)     (26,979,253)   (2.132)
May 1, 1994
 to July 31, 1994...............   5,659,468      4,838,529    .382       (4,196,038)    (.332)         642,491      .050
August 1, 1994
 to October 31, 1994............   6,377,379      4,396,866    .347          611,672      .048        5,008,538      .395
November 1, 1994
 to January 31, 1995............   6,109,343      4,500,735    .356      (54,531,478)   (4.308)     (50,030,743)   (3.952)
February 1, 1995
 to April 30, 1995..............   6,621,361      5,010,043    .396       31,740,675     2.508       36,750,718     2.904
May 1, 1995
 to July 31, 1995...............   7,260,442      5,647,319    .446        9,571,130      .756       15,218,449     1.202
August 1, 1995
 to October 31, 1995............   8,164,877      6,466,109    .511        1,986,368      .157        8,452,477      .668
November 1, 1995
 to January 31, 1996............   7,973,433      6,446,891    .509       35,190,168     2.780       41,637,059     3.290
February 1, 1996
 to April 30, 1996..............   7,977,538      6,270,053    .495       (8,530,399)    (.674)      (2,260,346)    (.179)
May 1, 1996
 to July 31, 1996...............   7,736,752      6,151,223    .486        4,345,548      .343       10,496,771      .829
August 1, 1996
 to October 31, 1996............   7,933,368      6,299,516    .498       19,336,837     1.528       25,636,353     2.026
November 1, 1996
 to January 31, 1997............   7,325,883      5,660,634    .447       19,679,979     1.555       25,340,613     2.002
February 1, 1997
 to April 30, 1997..............   6,653,671      4,990,215    .394       (8,834,602)    (.698)      (3,844,387)    (.304)

                                    DIVIDENDS AND
                                    DISTRIBUTIONS
                                     -----------          SHARE PRICE
                                                PER        --------
        QUARTERLY PERIOD            AMOUNT     SHARE     HIGH     LOW
--------------------------------------------------------------------------
December 31, 1993*
 to January 31, 1994............          --      --     $15 1/8 $ 15
February 1, 1994
 to April 30, 1994..............  $4,509,103   $.356     15 1/8    12
May 1, 1994
 to July 31, 1994...............   4,509,103    .356     13 1/2  11 1/8
August 1, 1994
 to October 31, 1994............   4,509,103    .356     12 5/8  10 3/4
November 1, 1994
 to January 31, 1995............   4,509,103    .356     11 3/4  9 1/4
February 1, 1995
 to April 30, 1995..............   4,509,103    .356     11 1/8  9 3/8
May 1, 1995
 to July 31, 1995...............   4,509,105    .356     11 3/4  10 3/4
August 1, 1995
 to October 31, 1995............   4,509,105    .356     11 5/8    11
November 1, 1995
 to January 31, 1996............   4,509,110    .356     13 3/8  11 1/8
February 1, 1996
 to April 30, 1996..............   4,509,109    .356     13 1/2  12 1/8
May 1, 1996
 to July 31, 1996...............   4,509,113    .357     13 3/8  12 5/8
August 1, 1996
 to October 31, 1996............   4,509,111    .356     14 1/4  13 1/4
November 1, 1996
 to January 31, 1997............   5,268,534    .416     13 7/8  14 7/8
February 1, 1997
 to April 30, 1997..............   4,509,110    .356       14    15 1/4

--------------------------------------------------------------------------------

* Commencement of investment operations.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                       SIX MONTHS                                 DECEMBER 31,
                                                          ENDED                                      1993*
                                                        APRIL 30,     YEAR ENDED    YEAR ENDED      THROUGH
                                                          1997         OCTOBER       OCTOBER      OCTOBER 31,
                                                       (UNAUDITED)     31, 1996      31, 1995         1994
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................    $   15.25      $  10.71      $  11.31       $  14.03++
                                                       -----------    ----------    ----------    ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................          .84          1.99          1.71           1.02
Net realized and unrealized gain (loss) on
  investments.......................................          .86          3.98          (.89)         (2.60)
                                                       -----------    ----------    ----------    ------------
    Total from investment operations................         1.70          5.97           .82          (1.58)
                                                       -----------    ----------    ----------    ------------
LESS DISTRIBUTIONS:
Dividends from net investment income................         (.77)        (1.43)        (1.37)         (1.01)
Distributions in excess of net investment income....           --            --          (.05)          (.06)
                                                       -----------    ----------    ----------    ------------
    Total distributions                                      (.77)        (1.43)        (1.42)         (1.07)
                                                       -----------    ----------    ----------    ------------
Offering costs with respect to issuance of shares...           --            --        --               (.07)
                                                       -----------    ----------    ----------    ------------
Net asset value, end of period......................    $   16.18      $  15.25      $  10.71       $  11.31
                                                       ===========    ==========    ==========    ============
Market price per share, end of period...............    $  14.625      $  14.00      $ 11.375       $  10.75
                                                       ===========    ==========    ==========    ============
TOTAL INVESTMENT RETURN(A)..........................       10.11%        37.34%        20.61%         (16.55)%+
RATIOS TO AVERAGE NET ASSETS:
    Total expenses..................................        3.28%#        3.91%         5.04%          2.90%#
    Operating expenses..............................        1.33%#        1.44%         1.42%          1.36%#
    Interest expense................................        1.95%#        2.47%         3.62%          1.54%#
    Net investment income...........................       10.50%#       15.25%        16.70%         10.24%#
SUPPLEMENTAL DATA:
    Net assets, end of period (000).................    $ 204,732      $193,014      $135,540       $143,159
    Average net assets (000)........................    $ 204,648      $165,059      $129,516       $151,954
    Portfolio turnover rate.........................          84%           97%          101%            13%
    Asset coverage for Loan outstanding.............         441%          422%          326%           339%
    Weighted average bank loan (000)................    $  60,000      $ 60,000      $ 60,000       $ 39,934
    Weighted average interest rate on bank loan.....        3.30%         6.80%         7.83%          5.88%#

--------------------------------------------------------------------------------

   * Commencement of investment operations.
 (a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than one full year are not annualized.
   + Based on beginning period price of $14.03 (initial offering price of $15.00 less sales load of $.975)
     and end of period market value of $10.75 per share.
  ++ Net asset value immediately after closing of initial public offering was $13.96.
   # Annualized.

                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------
DIRECTORS

CHARLES F. BARBER

      Consultant; formerly Chairman,
      ASARCO Incorporated

THOMAS W. BROCK

      Chairman and Chief Executive Officer,
      Salomon Brothers Asset Management Inc

DANIEL P. CRONIN

      Vice President -- General Counsel,
      Pfizer International Inc.

ALLAN C. HAMILTON

      Consultant; formerly Vice President
      and Treasurer, Exxon Corp.

MICHAEL S. HYLAND

      Managing Director, Salomon Brothers Inc
      President, Salomon Brothers
      Asset Management Inc

RIORDAN ROETT

      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of
      Advanced International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE

      Henry J. Braker
      Professor of Commercial Law,
      The Fletcher School of Law & Diplomacy, Tufts University

---------
OFFICERS

MICHAEL S. HYLAND

      Chairman and President

THOMAS FLANAGAN

      Executive Vice President

PETER J. WILBY

      Executive Vice President

LAWRENCE H. KAPLAN

      Executive Vice President
      and General Counsel

ALAN M. MANDEL

      Treasurer

LAURIE A. PITTI

      Assistant Treasurer

JENNIFER MUZZEY

      Secretary

NOEL DAUGHERTY

      Assistant Secretary
----------------------
SALOMON BROTHERS

WORLDWIDE INCOME FUND INC

      Seven World Trade Center
      New York, New York 10048
      For information call (toll free)
      1-800-SALOMON

INVESTMENT ADVISER AND ADMINISTRATOR

      Salomon Brothers Asset Management Inc
      Seven World Trade Center
      New York, New York 10048

SUB-ADMINISTRATOR

      Prudential Mutual Fund Management, Inc.
      One Seaport Plaza
      New York, New York 10292

CUSTODIAN

      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, MA 02109

TRANSFER AGENT

      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

LEGAL COUNSEL

      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

      SBW

--------------------------------------------------------------------------------
 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.
--------------------------------------------------------------------------------
         This report is for stockholder information.
        This is not a prospectus intended for use in
            the purchase or sale of Fund shares.
--------------------------------------------------------------------------------

AMERICAN STOCK TRANSFER & TRUST COMPANY
40 WALL STREET
NEW YORK, NEW YORK 10005


  ---------------------
        BULK RATE
       U.S. POSTAGE
           PAID
    STATEN ISLAND, NY
        PERMIT NO.
           169
  ---------------------